                                               Exhibit 3.2



                                RESTATED BY-LAWS

                                       OF

                         CONTINENTAL CABLEVISION, INC.,

                             a Delaware Corporation

                          Effective as of May 14, 1992

                         CONTINENTAL CABLEVISION, INC.
                            (A DELAWARE CORPORATION)

                                    By-Laws
                  (Restated and effective as of May 14, 1992)


                                   ARTICLE I.
                                   ----------

                                    Offices
                                    -------


     Section 1.   Registered Office.  The registered office of the Corporation
     ----------   -----------------
shall be at 32 Loockerman Square, Suite L-100, in the City of Dover, County of Kent, State of Delaware, 19901.

     Section 2.  Additional Offices.  The Corporation may also have offices at
     ----------  ------------------
such other places, both within and without the State of Delaware, as the Board of Directors may from time to time determine or as the business of the Corporation may require.

                                  ARTICLE II.
                                  -----------

                            Meetings of Stockholders
                            ------------------------


     Section 1.  Time and Place.  A meeting of stockholders for any purpose may
     ----------  --------------
be held at such time and place within or without the State of Delaware as the Board of Directors may fix from time to time and as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

     Section 2.  Annual Meeting.  Annual meetings of stockholders shall be held
     ----------  --------------
on such date after the end of the Corporation's fiscal year and at such time and place as shall be designated by the Board of Directors each year and as stated in the notice of such annual meeting. At such annual meetings, the stockholders shall elect directors to the Board of Directors as provided herein and in the Corporation's Certificate of Incorporation, as may be amended or restated from time to time, and as authorized by Section 141(d) of the Delaware General Corporation Law, and transact such other business as may properly be brought before the meeting.

     Section 3.  Notice of Annual Meeting.  Written notice of the annual
     ----------  ------------------------
meeting, stating the place, date, and time thereof, shall be given to each stockholder entitled to vote at such meeting by mailing such notice, postage prepaid, directed to each stockholder at the address thereof as it appears on the records of the Corporation, not less than 10 (unless a longer period is required by law or regulation) nor more than 60 days prior to the meeting. Such notice shall be deemed to be effective when deposited in the United States mail.

     Section 4.  Special Meetings.  Special meetings of the stockholders may be
     ----------  ----------------
called for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, by the Chairman or Vice Chairman of the Board or by a majority of the Board of Directors then in office, and shall be called by the President or Secretary at the request in writing of the stockholders holding of record a majority of the shares of stock of the Corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting.

     Section 5.  Notice of Special Meeting.  Written notice of a special
     ----------  -------------------------
meeting, stating the place, date, and time thereof and the purpose or purposes for which the meeting is called, shall be given to each stockholder entitled to vote at such meeting by mailing such notice, postage prepaid, directed to each stockholder at the address thereof as it appears on the records of the Corporation not less than 10 (unless a longer period is required by law or regulation) nor more than 60 days prior to the meeting. Such notice shall be deemed to be effective when deposited in the United States mail. Business to be conducted at the special meeting shall only be that as specified in the notice of the special meeting.

     Section 6.  List of Stockholders.  The officer in charge of the stock
     ----------  --------------------
ledger of the Corporation or the transfer agent shall prepare and make, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, at a place within the city where the meeting is to be held, which place, if other than the place of the meeting, shall be specified in the notice of the meeting. The list shall also be produced and kept at the place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present in person thereat.

     Section 7.  Presiding Officer and Order of Business. Meetings of
     ----------  ---------------------------------------
stockholders shall be presided over by the Chairman of the Board, or if he is not present or there is none, by the Vice Chairman of the Board, or if he is not present or there is none, by the President, or if he is not present or there is none, by a Vice President, or, if he is not present or there is none, by a person chosen by the Board of Directors, or, if no such person is present or has been chosen, by a chairman to be chosen by the stockholders owning a majority of the shares of capital stock of the Corporation issued and outstanding and entitled to vote at the meeting and who are present in person or represented by proxy. The Secretary of the Corporation, or, if he is not present, an Assistant Secretary, or, if he is not present, a person chosen by the Board of Directors, shall act as secretary at meetings of stockholders; if no such person is present or has been chosen, the stockholders owning a majority of the shares of capital stock of the Corporation issued and outstanding and entitled to vote at the meeting who are present in person or represented by proxy shall choose any person present to act as secretary of the meeting.

     Section 8.  Quorum and Adjournments.  The presence in person or
     ----------  -----------------------
representation by proxy of the holders of a majority of the shares of the capital stock of the Corporation issued and outstanding and entitled to vote shall be necessary to, and shall constitute a quorum for, the transaction of business at all meetings of the stockholders, except as otherwise provided by statute or by the Certificate of Incorporation. If two or more classes of stock are entitled to vote as separate classes upon any question, then in the case of each such class a quorum for the consideration of such question shall, except as otherwise provided by statute or by the Certificate of Incorporation, consist of a majority of the shares of such class issued, outstanding and entitled to vote. If a quorum shall not be present or represented at any meeting of the stockholders, the Chairman or a majority of the stockholders entitled to vote thereat who are present in person or represented by proxy shall have the power to adjourn the meeting from time to time until a quorum shall be present or represented. Subject to the requirements of law or the Certificate of Incorporation, on any issue on which two or more classes of stock are entitled to vote separately, no adjournment shall be taken with respect to any class for which a quorum is present unless the chairman of the meeting so directs. If the time and place of the adjourned meeting are announced at the meeting at which the adjournment is taken, no further notice of the adjourned meeting need be given, otherwise notice shall be given. Even if a quorum shall be present or represented at any meeting of the stockholders, the

Chairman or a majority of the stockholders entitled to vote thereat who are present in person or represented by proxy shall have the power to adjourn the meeting from time to time to a date that is not more than 30 days after the date of the original meeting. Further notice of the adjourned meeting need not be given if the time and place thereof are announced at the meeting at which the adjournment is taken, otherwise notice shall be given. At any adjourned meeting at which a quorum is present in person or represented by proxy, any business may be transacted that might have been transacted at the meeting as originally called. If the adjournment is for more than 30 days, or if, after the adjournment, a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote thereat.

     Section 9.  Voting.
     ----------  ------

         a. At any meeting of stockholders, every stockholder having the right to vote shall be entitled to vote in person or by proxy. A proxy must be in writing and executed by the stockholder or his or her duly authorized attorney. In lieu thereof, to the extent permitted by law, a proxy may be transmitted in a telegram, cablegram, facsimile or other means of electronic transmission provided that the telegram, cablegram, facsimile or electronic transmission either sets forth or is submitted with information from which it can be determined that the telegram, cablegram, facsimile or other electronic transmission was authorized by the stockholder. A copy, facsimile transmission or other reliable reproduction of a written or electronically transmitted proxy authorized by this Section 9a may be substituted for or used in lieu of the original writing or electronic transmission. No proxy authorized by this Section 9a shall be voted or acted upon more than three years from its date, unless the proxy provides for a longer period. Except as otherwise provided below, by law, or by the Certificate of Incorporation, each stockholder of record shall be entitled to one vote for each share of capital stock registered in his name on the books of the Corporation, as provided in the Certificate of Incorporation. Except as otherwise required by applicable law or any other provision of the Certificate of Incorporation, holders of stock of the Corporation shall vote together as a single class on all matters submitted to the stockholders for a vote, including any amendment to the Certificate of Incorporation which would increase or decrease the number of authorized shares of any class of capital stock of the Corporation, subject to any voting rights which may be granted to any holders of any preferred stock of the Corporation.

         b. All elections of directors shall be determined by a plurality vote, and, except as otherwise provided by law or the Certificate of Incorporation, all other matters shall be determined by a vote of a majority of the shares present in person or represented by proxy and voting on such other matters. Elections of directors need not be by written ballot unless requested by any stockholder entitled to vote; if the chairman of the meeting shall so determine, a vote may be taken upon any such elections or upon any other matter by ballot and shall be so taken upon the request of any stockholder entitled to vote on such matter.

         c. Every reference in the By-Laws to a majority or other portion of shares of stock, including the provision in Article XII set forth below, shall refer to such majority or other portion of the votes of such shares of stock.

     Section 10.  Action by Written Consent.  Any action required or permitted
     -----------  -------------------------
by law or the Certificate of Incorporation to be taken at any meeting of stockholders may be taken without a meeting, without prior notice, and without a vote if the written consent, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present or represented by proxy and voted. Such written consent shall be filed with the minutes of the meetings of stockholders. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing thereto.

                                  ARTICLE III.
                                  ------------

                                   Directors
                                   ---------


     Section 1.  General Powers, Number, and Tenure.
     ----------  ----------------------------------

         a. The business of the Corporation shall be managed by its Board of Directors, which may exercise all powers of the Corporation and perform all lawful acts that are not by law, the Certificate of Incorporation or these By-Laws directed or required to be exercised or performed by stockholders. The number of directors shall be determined by the Board of Directors from time to time, but shall be not less than three. At any time during any year the number of directors may be increased or decreased, in each case by vote of a majority of the stock outstanding and entitled to vote for the election of directors or a majority of the directors. Directors must be nominated and elected in accordance with procedures and the sequence set out in this Section 1. The directors to be elected in each year shall be elected at the annual meeting of the stockholders, except as otherwise provided in Section 2 of this Article III, and each director elected shall hold office as specified herein and in the Certificate of Incorporation until his successor is elected and qualified or until his earlier death, resignation or removal. Directors need not be stockholders.

         b.  The number of directors of the Corporation shall be as specified in
Section 1a above, but such number may from time to time be increased or decreased in such manner as may be prescribed by these By-Laws. Commencing at the 1992 annual meeting of stockholders, the directors shall be divided into three classes, designated Class A, Class B and Class C, respectively, with the initial term of office of the initial Class A directors to expire at the 1993 annual meeting of stockholders, the initial term of office of the initial Class B directors to expire at the 1994 annual meeting of stockholders, and the initial term of office of the initial Class C directors to expire at the 1995 annual meeting of stockholders. At each annual meeting of stockholders following the initial classification and election, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election. Each director shall hold office until the annual meeting of the stockholders held in the year in which his term expires and his successor is duly elected and qualified, or until his earlier death, resignation or removal in the manner provided herein. Directors shall be allocated as evenly as possible to the three classes; provided, however, that upon the death, resignation or removal of a director or upon the creation of any new directorships, directors in each of the three classes may be adjusted and reallocated by the Board of Directors to maintain as even a distribution as possible.

         c. In addition to any other applicable requirements, only persons who are nominated in accordance with the following procedures shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of stockholders by or at the direction of the Board of Directors, by any nominating committee or person appointed by the Board of Directors or by any stockholder of the Corporation entitled to vote for the election of directors at the meeting.

         d. Notwithstanding the foregoing, whenever the holders of any preferred stock, as provided in the Certificate of Incorporation or in any resolution or resolutions of the Board of Directors establishing any such preferred stock, shall have the right, voting as a class, to elect directors at the annual meeting of stockholders, or any special meeting, the then authorized number of directors of the Corporation may be increased by such number as may be therein provided, and at such meeting the holders of such preferred stock shall be entitled to elect the additional directors so provided for by a vote of the holders of at least a majority of such preferred stock present or represented at such meeting voting as a class. Any directors so elected, unless so re-elected at the annual meeting of stockholders or special meeting held in place thereof, next succeeding the time when the holders of any such preferred stock become entitled to elect directors as above provided, shall not hold office beyond such annual or special meeting. This provision shall apply notwithstanding the maximum number of directors determined in accordance with the provisions of these By-Laws .

     Section 2.  Vacancies.  If any vacancies occur in the Board of Directors,
     ----------  ---------
or if any new directorships are created, they may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. If there are no directors in office, any officer or stockholder may call a special meeting of stockholders in accordance with the provisions of the Certificate of Incorporation or these By-Laws, at which meeting such vacancies shall be filled.

     Section 3.  Removal or Resignation.
     ----------  ----------------------

         a. Any director or the entire Board of Directors may be removed only for cause, as provided in the Delaware General Corporation Law.

         b. Any director may resign at any time by giving written notice to the Board of Directors, the Chairman of the Board, if any, or the President or Secretary of the Corporation. Unless otherwise specified in such written notice, a resignation shall take effect upon delivery thereof to the Board of Directors or the designated officer. It shall not be necessary for a resignation to be accepted before it becomes effective.

     Section 4.  Place of Meetings.  The Board of Directors may hold meetings,
     ----------  -----------------
both regular and special, either within or without the State of Delaware.

     Section 5.  Annual Meeting.  The annual meeting of each newly elected Board
     ----------  --------------
of Directors shall be held immediately following the annual meeting of stockholders, and no notice of such meeting shall be necessary to the newly elected directors in order to constitute the meeting legally, provided a quorum shall be present.

     Section 6.  Regular Meetings.  Additional regular meetings of the Board of
     ----------  ----------------
Directors may be held at such time and place as may be determined from time to time by the Board of Directors, at any place within or without the State of Delaware. If the directors receive at the annual meeting of newly elected directors, or any other meeting of directors, a schedule of any subsequent regular meetings of the Board of Directors to be held until the next annual meeting of directors, then such regular meetings may be held without additional notice to the directors. If no such schedule of regular meetings is distributed, then regular meetings may only be held on at least five (5) business days' notice to each director if such notice is sent by mail, or on at least three (3) business days' notice if such notice is delivered personally or sent by telegram or given by telephone or by facsimile, provided that any notice given by mail shall also be given by telephone or by facsimile.

     Section 7.  Special Meetings.  Special Meetings of the Board of Directors
     ----------  ----------------
may be called by the Chairman of the Board, the Vice Chairman, or the President, or by a majority of the Board of Directors then in office on at least two (2) business days' notice to each director, if such notice is delivered personally or sent by telegram or given by telephone or by facsimile, or on at least five
(5) business days' notice if sent by mail, provided that any notice given by mail shall also be given by telephone or by facsimile. Special meetings shall be called by the Chairman of the Board, the Vice Chairman, or the President, or Secretary, or by a majority of the Board of Directors then in office in like manner and on like notice on the written request of one-half or more of the number of directors then in office. Any such notice need not state the purpose or purposes of such meeting except as required by law.

     Section 8.  Quorum and Adjournments.  At all meetings of the Board of
     ----------  -----------------------
Directors, a majority of the directors then in office, but not less than three, shall constitute a quorum for the transaction of business, and the vote of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by law or the Certificate of Incorporation. If a quorum is not present at any meeting of the Board of

Directors, the directors present may adjourn the meeting from time to time, upon announcement at the meeting at which the adjournment is taken and notice to any director not present at the meeting, until a quorum shall be present.

     Section 9.  Compensation.  Directors shall be entitled to such compensation
     ----------  ------------
for their services as directors and to such reimbursement for any reasonable expenses incurred in attending directors' meetings as may from time to time be fixed by the Board of Directors. The compensation of directors may be on such basis as is determined by the Board of Directors. Any director may waive compensation for any meeting. Any director receiving compensation under these provisions shall not be barred from serving the Corporation in any other capacity and receiving compensation and reimbursement for reasonable expenses for such other services.

     Section 10.  Action by Written Consent.  Any action required or permitted
     -----------  -------------------------
to be taken at any meeting of the Board of Directors may be taken without a meeting if a written consent to such action is signed by all members of the Board of Directors and such written consent is filed with the minutes of its proceedings.

     Section 11.  Meetings by Telephone or Similar Communications Equipment.
     -----------  ---------------------------------------------------------
The Board of Directors, or any director, may participate in a meeting by means of conference telephone or similar communications equipment by means of which all directors participating in the meeting can hear each other, and participation in such a meeting shall constitute presence in person by any such director at such meeting.

                                  ARTICLE IV.
                                  -----------

                                   Committees
                                   ----------


     Section 1.  Executive Committee.  The Board of Directors, by resolution
     ----------  -------------------
adopted by a majority of the whole Board, may appoint an Executive Committee consisting of two or more directors, one of whom shall be designated as chairman of the Executive Committee. Each member of the Executive Committee shall continue as a member thereof until the expiration of his term as a director or his earlier resignation, unless sooner removed as a member or as a director.

     Section 2.  Powers.  The Executive Committee shall have and may exercise
     ----------  ------
those rights, powers, and authority of the Board of Directors as may from time to time be granted to it by the Board of Directors to the extent permitted by law, and may authorize the seal of the Corporation to be affixed to all papers that may require it.

     Section 3.  Procedure and Meetings.  The Executive Committee shall fix its
     ----------  ----------------------
own rules of procedure and shall meet at such times and at such place or places as may be provided by such rules or as the members of the Executive Committee shall fix. The Executive Committee shall keep regular minutes of its meetings, which it shall deliver to the Board of Directors from time to time. The chairman of the Executive Committee or, in his absence a member of the Executive Committee chosen by a majority of the members present shall preside at meetings of the Executive Committee, and another member chosen by the Executive Committee shall act as Secretary of the Executive Committee.

     Section 4.  Quorum.  A majority of the Executive Committee or any other
     ----------  ------
committee shall constitute a quorum for the transaction of business, and the affirmative vote of a majority of the members present at any meeting at which there is a quorum shall be required for any action of the Executive Committee or any other committee.

     Section 5.  Audit Committee.  The Board of Directors, by resolution adopted
     ----------  ---------------
by a majority of the entire Board, may appoint an Audit Committee consisting of two or more directors, which directors shall be independent of management and free from any relationship that in the opinion of the Board of Directors would interfere with their exercise of independent judgment as a member of the Audit Committee. Each member of the Audit Committee shall continue as a member thereof until the expiration of his term as a director or his earlier resignation, unless sooner removed as a member or as a director.

     Section 6.  Powers.  The Audit Committee shall have such powers and perform
     ----------  ------
such duties as may be prescribed by the resolution or resolutions creating such committee.

     Section 7.  Other Committees.  The Board of Directors, by resolutions
     ----------  ----------------
adopted by a majority of the whole Board, may appoint such other committee or committees as it shall deem advisable and with such rights, powers, and authority as it shall prescribe. Each such committee shall consist of two or more directors.

     Section 8.  Committee Changes.  The Board of Directors shall have the power
     ----------  -----------------
at any time to fill vacancies in, to change the membership of, and to discharge any committee.

     Section 9.  Compensation.  Members of any committee shall be entitled to
     ----------  ------------
such compensation for their services as members of the committee and to such reimbursement for any reasonable expenses incurred in attending committee meetings as may from time to time be fixed by the Board of Directors. Any member may waive compensation for any meeting. Any committee member receiving compensation under these provision shall not be barred from serving the Corporation in any other capacity (unless otherwise required by law or regulation) and from receiving compensation and reimbursement of reasonable expenses for such other services.

     Section 10.  Action by Written Consent.  Any action required or permitted
     -----------  -------------------------
to be taken at any meeting of any committee of the Board of Directors may be taken without a meeting if a written consent to such action is signed by all members of the committee and such written consent is filed with the minutes of its proceedings.

     Section 11.  Meetings by Telephone or Similar Communications Equipment.
     -----------  ---------------------------------------------------------
The members of any committee designated by the Board of Directors may participate in a meeting of such committee by means of conference telephone or similar communications equipment by means of which all persons participating in such meeting can hear each other, and participation in such a meeting shall constitute presence in person by any such committee member at such meeting.

     Section 12.  Limitation of Committee Powers.  No committee provided for in
     -----------  ------------------------------
this Article IV shall have or exercise the power or authority of the whole Board of Directors in reference to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or amending the By-Laws of the Corporation, and no such committee shall have the power or authority to declare a dividend or to issue stock.

                                   ARTICLE V.
                                   ----------

                                    Notices
                                    -------


       Section 1.  Form and Delivery.  Whenever a provision of any law, the
       ----------  -----------------
Certificate of Incorporation or these By-Laws requires that notice be given to any director or stockholder, it shall not be construed to require personal notice unless so specifically provided, but such notice may be given in writing, by mail addressed to the address of the director or stockholder as it appears on the records of the Corporation, with postage prepaid. Such notices shall be deemed to be given when they are deposited in the United States mail. Notice to a director may also be given personally, by telegram or by facsimile sent to his address as it appears on the records of the Corporation. Notices to a director pursuant to
Section 6 or Section 7 given by mail shall also be given by telegram or facsimile.

       Section 2.  Waiver.  Whenever any notice is required to be given under
       ----------  ------
the provisions of any law, the Certificate of Incorporation or these By-Laws, a written waiver thereof signed by the person entitled to said notice, whether before or after the time stated therein, shall be deemed to be equivalent to such notice. In addition, any stockholder who attends a meeting of stockholders in person or is represented at such meeting by proxy, without protesting at the commencement of the meeting the lack of notice thereof to him, or any director who attends a meeting of the Board of Directors without protesting at the commencement of the meeting the lack of notice, shall be conclusively deemed to have waived notice of such meeting.

                                  ARTICLE VI.
                                  -----------

                                    Officers
                                    --------


     Section 1.  Designations.  The officers of the Corporation shall be chosen
     ----------  ------------
by the Board of Directors. The Board of Directors shall choose a President, a Secretary and a Treasurer and may choose a Chairman of the Board, a Vice Chairman of the Board, a Vice President or Vice Presidents, one or more Assistant Secretaries and/or Assistant Treasurers, and other officers and agents that it shall deem necessary or appropriate. All officers of the Corporation shall exercise the powers and perform the duties provided for in these By-Laws or which shall from time to time be determined by the Board of Directors. Any number of offices may be held by the same person, unless the Certificate of Incorporation or these By-Laws provide otherwise.

     Section 2.  Term of, and Removal from, Office.  At its first regular
     ----------  ---------------------------------
meeting after each annual meeting of stockholders, the Board of Directors shall choose a President, a Secretary and a Treasurer. It may also choose a Chairman of the Board, a Vice Chairman of the Board, a Vice President or Vice Presidents, one or more Assistant Secretaries and/or Assistant Treasurers, and such other officers and agents as it shall deem necessary or appropriate. Each officer of the Corporation shall hold office until his successor is chosen and shall qualify. Any officer elected or appointed by the Board of Directors may be removed, with or without cause, at any time by the affirmative vote of a majority of the directors then in office. Removal from office, however, shall not prejudice the contract rights, if any, of the person removed. Any vacancy occurring in any office of the Corporation may be filled for the unexpired portion of the term by the Board of Directors.

     Section 3.  Compensation.  No officer shall be prevented from receiving a
     ----------  ------------
salary because he is also a director of the Corporation.

     Section 4.  Chairman of the Board.  The Chairman of the Board of Directors,
     ----------  ---------------------
if any, shall be the chief executive officer of the Corporation, and, subject to the direction of the Board of Directors, shall have general charge of the management and direction of the business, affairs and property of the Corporation, and general supervision over its other officers and agents, and, when present, shall preside at all meetings of the stockholders and the Board of Directors. The Chairman of the Board of Directors shall perform such other duties and have such other powers as the Board of Directors shall designate from time to time.

     Section 5.  Vice Chairman of the Board.  The Vice Chairman of the Board, if
     ----------  --------------------------
any, shall be an officer of the Corporation and, subject to the direction of the Board of Directors, shall perform such executive, supervisory, and management functions and duties as may be assigned to him from time to time by the Board of Directors or the Chairman of the Board. If the Chairman of the Board is absent, he shall, if present, preside at meetings of the stockholders and the Board of Directors.

     Section 6.  The President.  The President shall be the chief operating
     ----------  -------------
officer of the Corporation. In general, he shall perform all duties incident to the office of President and chief operating officer and shall see that all orders and resolutions of the Board of Directors are carried into effect and shall perform such other executive, supervisory and management functions and duties as may be assigned to him from time to time by the Board of Directors or the Chairman of the Board.

     Section 7.  The Vice President.  The Vice President, if any, or in the
     ----------  ------------------
event there be more than one, the Vice Presidents in the order designated, or in the absence of any designation in the order of their election, shall, in the absence of the President or in the event of his disability, perform the duties and exercise the powers of the President and shall generally assist the President and perform such other duties and have such other powers as may from time to time be prescribed by the Board of Directors.

     Section 8.  The Secretary.  The Secretary shall attend all meetings of the
     ----------  -------------
Board of Directors and the stockholders and record all votes and the proceedings of the meetings in a book to be kept for that purpose. He shall perform like duties for the Executive Committee or other committees, if required. He, or any other authorized officer of the Corporation, shall give, or cause to be given, notice of all meetings of stockholders and special meetings of the Board of Directors, and shall perform such other duties as may from time to time be prescribed by the Board of Directors, the Chairman of the Board or the President, under whose supervision he shall act. He shall have custody of the seal of the Corporation, and he, or an Assistant Secretary, shall have authority to affix it to any instrument requiring it, and, when so affixed, the seal may be attested by his signature or by the signature of the Assistant Secretary.
The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing thereof by his signature.

     Section 9.  The Assistant Secretary.  The Assistant Secretary, if any, or
     ----------  -----------------------
in the event there be more than one, the Assistant Secretaries in the order designated, or in the absence of any designation in the order of their election, shall, in the absence of the Secretary or in the event of his disability, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as may from time to time be prescribed by the Board of Directors.

     Section 10.  The Treasurer.  The Treasurer shall be the principal financial
     -----------  -------------
officer of the Corporation and shall perform all duties incident to that office, shall have the custody of the corporate funds and other valuable effects, including securities, and shall keep full and accurate accounts or receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may from time to time be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation in accord with the orders of the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chairman of the

Board, if any, the President, and the Board of Directors, whenever they may require it or at regular meetings of the Board, an account of all the Treasurer's transactions as Treasurer and of the financial condition of the Corporation.

     Section 11.  The Assistant Treasurer.  The Assistant Treasurer, if any, or
     -----------  -----------------------
in the event there shall be more than one, the Assistant Treasurers in the order designated, or in the absence of any designation in the order of their election, shall, in the absence of the Treasurer or in the event of his disability, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as may from time to time be prescribed by the Board of Directors.

     Section 12.  Subordinate Officers.  The Board of Directors may appoint such
     -----------  --------------------
subordinate officers as it may deem desirable. Each such officer shall hold office for such period, have such authority and perform such duties as the Board of Directors may prescribe. The Board of Directors may, from time to time, authorize any officers to appoint and remove subordinate officers and prescribe the powers and duties thereof.


                                  ARTICLE VII.
                                  ------------

                          Indemnification of Officers,
                        Directors, Employees and Agents
                        -------------------------------


     Section 1.  Indemnification.
     ----------  ---------------

     a. The Corporation shall provide indemnification to and shall hold harmless any person who was or is a party or is threatened to be made a party to or is involved (as a party, witness or otherwise) in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, to the fullest extent permitted by the Delaware General Corporation Law, as it may be amended or interpreted from time to time, against all expenses, liability and loss (including attorneys' fees), judgments, fines and amounts paid in settlement, actually and reasonably incurred or suffered by him in connection with investigating, defending, being a witness in, or participating in (including on appeal), or preparing for any such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interest of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

         b. The Corporation shall also indemnify and hold harmless any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred or suffered by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

         c. To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in this Section, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith. The rights provided to any person by this Article VII shall be enforceable against the Corporation by such person who shall be presumed to have relied upon it in serving or continuing to serve as an officer, director, employee or agent as described above.

     Section 2.  Authorization.  Any indemnification under Section 1 of this
     ----------  -------------
Article VII (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in this Article VII. Such determination shall be made: (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (c) by a majority vote of the stockholders.

     Section 3.  Expense Advance.  Expenses (including attorneys' fees) incurred
     ----------  ---------------
by a director, officer, employee or agent of the Corporation in defending any civil, administrative, investigative or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors in the manner provided in Section 2 of this Article VII upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Corporation as provided in this Article VII. Any obligation to reimburse the Corporation for expense advances shall be unsecured and no interest shall be charged thereon.

     Section 4.  Non-exclusivity.  The indemnification provided by this Article
     ----------  ---------------
VII shall not be deemed exclusive of any other rights to which a person seeking indemnification may be entitled under these By-Laws, or any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

     Section 5.  Insurance.  The Corporation shall have power to purchase and
     ----------  ---------
maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article VII.

     Section 6.  Settlement of Claims.  The Corporation shall not be liable to
     ----------  --------------------
indemnify any officer, director, employee or agent under this Article VII for any amounts paid in settlement of any action or claim effected without the Corporation's written consent, which consent shall not be unreasonably withheld, or for any judicial award if the Corporation was not given a reasonable and timely opportunity, at its expense, to participate in the defense of such action.

     Section 7.  Effect of Amendment.  Any amendment, repeal, or modification of
     ----------  -------------------
this Article VII shall not adversely affect any right or protection of any officer, director, employee or agent existing at the time of such amendment, repeal, or modification.

     Section 8.  Subrogation.  In the event of payment under this Article VII,
     ----------  -----------
the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the officer, director, employee or agent, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Corporation effectively to bring suit to enforce such rights.

     Section 9.  No Duplication of Payments.  The Corporation shall not be
     ----------  --------------------------
liable under this Article VII to make any payment in connection with any claim made against the officer, director, employee or agent to the extent such officer, director, employee or agent has otherwise actually received payment (under any insurance policy, agreement, vote, or otherwise) of the amounts otherwise indemnifiable hereunder.

     Section 10.  "The Corporation".  For the purposes of this Article VII,
     -----------  -----------------
references to "the Corporation" shall include, in addition to the resulting corporation, and at the election of the Board of Directors of the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (but only to the extent the Board of Directors of the resulting corporation so decides) shall stand in the same position under the provisions of this Article VII with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

     Section 11.  Other Enterprises.  For purposes of this Article VII,
     -----------  -----------------
references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article VII.

     Section 12.  Continuation of Indemnification.  The indemnification and
     -----------  -------------------------------
advancement of expenses provided by, or granted pursuant to, these By-laws shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

                                 ARTICLE VIII.
                                 -------------

                Affiliated Transactions and Interested Directors
                ------------------------------------------------


     Section 1.  Affiliated Transactions.
     ----------  -----------------------

         a. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof that authorizes the contract or transaction or solely because his or their votes are counted for such purpose, if:

    i) The material facts as to his or their interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee thereof, and the Board of Directors or committee thereof in good faith authorizes the contract or transaction by a vote sufficient for such purpose without counting the vote of the interested director or directors, even though the disinterested directors be less than a quorum; or

    ii) The material facts as to his or their interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by the vote of the stockholders; or

    iii) The contract or transaction is fair as to the Corporation as of the time it is first authorized, approved, or ratified by the Board of Directors, a committee thereof, or the stockholders.

         b. No director or officer shall be liable to account to the Corporation for any profit realized by him from or through such contract or transaction solely by reason of the fact that he or any other corporation, partnership, association, or other organization in which he is a director or officer, or has a financial interest, was interested in such contract or transaction.

     Section 2.  Determining Quorum.  Interested directors may be counted in
     ----------  ------------------
determining the presence of a quorum at a meeting of the Board of Directors or of a committee thereof which authorizes the contract or transaction.

                                  ARTICLE IX.
                                  -----------

                               Stock Certificates
                               ------------------


     Section 1.  Form and Signatures.
     ----------  -------------------

         a. Every holder of stock of the Corporation shall be entitled to a certificate stating the number, class, and series, if any, of shares owned by him, signed by either the Chairman or Vice Chairman of the Board, the President or Vice President and the Treasurer or an Assistant Treasurer, or the Secretary or an

Assistant Secretary of the Corporation, and bearing the seal of the Corporation. The signatures and the seal may be facsimile. A certificate may be signed, manually or by facsimile, by a transfer agent or registrar other than the Corporation or its employee. In case any officer who has signed, or whose facsimile signature was placed on, a certificate shall have ceased to be such officer before the certificate is issued, it may nevertheless be issued by the Corporation with the same effect as if he were such officer at the date of its issue.

         b. Every certificate representing shares of capital stock which are subject to any restriction on transfer pursuant to law, the Certificate of Incorporation, these By-Laws, or any agreement to which the Corporation is a party, shall have the restriction noted conspicuously on the certificate, and shall also set forth, on the face or back, either the full text of the restriction or a statement of the existence of such restriction and (except if such restriction is imposed by law) a statement that the Corporation will furnish a copy thereof to the holder of such certificate upon written request and without charge.

     Every certificate representing shares of capital stock issued when the Corporation is authorized to issue more than one class or series of stock shall set forth on its face or back either the full text of the preferences, voting powers, qualifications, and special and relative rights of the shares of each class and series authorized to be issued, or a statement of the existence of such preferences, powers, qualifications and rights, and a statement that the Corporation will furnish a copy thereof to the holder of such certificate upon written request and without charge.

     Section 2.  Transfer of Shares.  Subject to any applicable restrictions
     ----------  ------------------
noted upon the face or back of a stock certificate pursuant to law, the Certificate of Incorporation, these By-Laws, or any agreement to which the Corporation is a party, or as may be required by law, the shares of stock of the Corporation shall be transferred on the books of the Corporation by the holder thereof in person or by his attorney lawfully constituted upon surrender for cancellation of certificates for the same number of shares to the Corporation or any transfer agent of the Corporation with an assignment and power of transfer endorsed thereon or attached thereto duly executed with such proof or guaranty of the authenticity of the signature as the Corporation or its agents may reasonably require, and the Corporation or its transfer agent shall issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction upon its books.

     Section 3.  Registered Stockholders.
     ----------  -----------------------

         a. Except as otherwise provided by law or the Certificate of Incorporation, the Corporation shall be entitled to recognize the exclusive right of a person who is registered on its books as the owner of shares of its capital stock to receive dividends or other distributions and to vote or consent as such owner, and, in the event the stock is not fully paid, to hold liable for calls and assessments any person who is registered on its books as the owner of shares of its capital stock. The Corporation shall not be bound to recognize any equitable or legal claim to, or interest in, such shares on the part of any other person.

        b. If a stockholder desires that notices and/or dividends shall be sent to a name or address other than the name or address appearing on the stock ledger maintained by the Corporation, or its transfer agent or registrar, if any, the stockholder shall have the duty to notify the Corporation, or its transfer agent or registrar, if any, in writing of his desire and specify the alternate name or address to be used.

     Section 4.  Fixing Date for Determination of Stockholders of Record.  In
     ----------  -------------------------------------------------------
order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date: (a) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting; (b) in the case of determination of stockholders entitled to express consent to corporate action in writing without a meeting, shall not be more than ten (10) days from the date upon which the resolution fixing the record date is adopted by the Board of Directors; and (c) in the case of any other action, shall not be more than sixty
(60) days prior to such other action. If no record date is fixed: (a) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; (b) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting when no prior action of the Board of Directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with applicable law, or, if prior action by the Board of Directors is required by law, shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action; and (c) the record date for determining stockholders for any other purpose shall be at the close of business on the day one which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

     Section 5.  Lost, Stolen, or Destroyed Certificates.  The Board of
     ----------  ---------------------------------------
Directors may direct that a new certificate be issued to replace any certificate theretofore issued by the Corporation that, it is claimed, has been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. When authorizing the issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of the lost, stolen, or destroyed certificate, or his legal representative, to advertise the same in such manner as it shall require, and/or to give the Corporation a bond in such sum, or other security in such form, as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate claimed to have been lost, stolen, or destroyed.


                                   ARTICLE X.
                                   ----------

                   Execution of Documents By The Corporation
                   -----------------------------------------


     Section 1.  Execution of Checks, Notes, Etc.  All checks and drafts on the
     ----------  -------------------------------
Corporation's bank accounts, all bills of exchange and promissory notes, and all acceptances, obligations and other instruments for the payment of money shall be signed by such officer or agent or agents as shall be thereunto authorized from time to time by the Board of Directors, which may in its discretion authorize any such signature to be facsimile.

     Section 2.  Execution of Contracts, Assignments, Etc. Unless the Board of
     ----------  ----------------------------------------
Directors shall have otherwise provided generally or in a specific case, all contracts, agreements, endorsements, assignments, transfers, stock powers, or other instruments shall be signed by the Chairman, the Vice Chairman, the President, any Vice President, the Secretary or the Treasurer. The Board of Directors may, however, in its discretion, require any or all of such instruments to be signed by any two or more of such officers or may permit any or all such instruments to be signed by such other officer or officers or agent or agents as it shall thereunto authorize from time to time.

     Section 3.  Voting Stock of Other Corporations.  Unless otherwise
     ----------  ----------------------------------
prescribed by the Board of Directors, the Chairman, Vice Chairman or President shall have full power and authority to attend, act, and vote on behalf of the Corporation at any meeting of the security holders of other corporations in which the Corporation may hold securities. At any such meeting, the Chairman, Vice Chairman or President shall possess and may exercise any and all rights and powers incident to the ownership of such securities that the Corporation might have possessed and exercised if it had been present. The Board of Directors may from time to time confer like powers upon any other person or persons.

     Section 4.  Execution of Proxies.  The Chairman, Vice Chairman or
     ----------  --------------------
President, or in their absence or disability, a Vice President, may authorize from time to time the signature and issuance of proxies to vote upon shares of stock of other corporations or other legal entities standing in the name of the Corporation. All such proxies shall be signed in the name of the Corporation by the Chairman, Vice Chairman, President, a Vice President, the Secretary or the Treasurer, or by such other or further officer or officers or agent or agents as shall be thereunto authorized from time to time by the Board of Directors.


                                  ARTICLE XI.
                                  -----------

                               General Provisions
                               ------------------


     Section 1.  Dividends.  Subject to the provisions of law and the
     ----------  ---------
Certificate of Incorporation, dividends upon the outstanding capital stock of the Corporation may be declared by the Board of Directors at any regular or special meeting, and may be paid in cash, in property, or in the authorized shares of the Corporation's capital stock.

     Section 2.  Reserves.  The Board of Directors shall have full power,
     ----------  --------
subject to the provisions of law and the Certificate of Incorporation, to determine whether any, and, if so, what part, of the funds legally available for the payment of dividends shall be declared as dividends and paid to the stockholders of the Corporation.

     Section 3.  Capital.  The Board of Directors, in its sole discretion, may
     ----------  -------
fix a sum that may be allocated, set aside or reserved over and above the paid-in capital of the Corporation as capital of the Corporation in respect of any shares of the Corporation or any designated class or classes or as a reserve for any proper purpose, and any such reserve may, from time to time, be increased, diminished, or varied.

     Section 4.  Inspection of Books.  The Board of Directors shall determine
     ----------  -------------------
from time to time whether, and if allowed, to what extent and at what time and places and under what conditions and regulations, the accounts and books of the Corporation (except such as may by law be specifically open to inspection) or any of them, shall be open to the inspection of the stockholders and no stockholder shall have any right to inspect any account or book or document of the Corporation, except as conferred by the laws of the State of Delaware.

     Section 5.  Fiscal year.  The fiscal year of the Corporation shall be
     ----------  -----------
determined from time to time by the Board of Directors.

     Section 6.  Seal.  The corporate seal shall have inscribed thereon the name
     ----------  ----
of the Corporation, the year of its incorporation, and the words "Corporate Seal" and "Delaware".

                                  ARTICLE XII.
                                  ------------

                                   Amendments
                                   ----------

          The Board of Directors shall have the power to alter or repeal these By-Laws and to adopt new By-Laws by an affirmative vote of a majority of the entire Board of Directors then in office. Any By-Law which may be adopted or amended by the Board of Directors may be also amended, changed or repealed by the vote of the holders of not less than sixty-six and two-thirds percent (66-2/3%) of the outstanding stock of the Corporation entitled to vote generally in the election of directors.

                                ARTICLE XIII./1/
                                -------------

                                Restrictions on
         Transfer of Certain Shares of Capital Stock of the Corporation
         --------------------------------------------------------------

     Section 1.  Restrictions on Transfer.  Any Person who receives or is
     ----------  ------------------------
entitled to receive any shares of Class A Common Stock of the Corporation (the "Merger Securities") issued pursuant to the Agreement and Plan of Merger dated as of November 18, 1994, as amended and restated as of August 1, 1995, by and among the Corporation, Providence Journal Company, The Providence Journal Company, King Holding Corp. and King Broadcasting Company, as amended to date (the "Merger Agreement"), shall not Transfer (as defined herein), and the Corporation shall not be required to register the Transfer of, any share of such Merger Securities until the first anniversary of the effective date of the merger of Providence Journal Company with and into the Corporation pursuant to the terms of the Merger Agreement (the "Effective Date")/2/, except a Permitted Transfer (as defined below) to a Permitted Transferee (as defined below) of the economic owner of the share of the Merger Securities (the "Restricted Holder"). Capitalized terms used herein and not otherwise defined shall have the meanings prescribed therefor in the Merger Agreement.

     The term "Permitted Transferee" has the following meanings with respect to each Restricted Holder:

         a. the following persons shall be "Permitted Transferees" of each Restricted Holder who is a natural person:

         (1) The spouse or former spouse of such Restricted Holder, any lineal descendant of a grandparent of such Restricted Holder or of a grandparent of the spouse or former spouse of such Restricted Holder and any spouse or former spouse of such lineal descendant (such lineal descendants, their spouses or former spouses and the spouse or former spouses shall constitute such Restricted Holder's "Family Members");

----------------------
/1/  Article XIII was adopted by the Board of Directors on September 7, 1995.

/2/  The "Effective Date" was October 5, 1995.

        (2) A voting trust, or the trustee or trustees of such voting trust solely in their capacities as trustees of such voting trust, of which a Controlling Number of such trustees are any of the following (each a "Qualified Person"): such Restricted Holder, one of such Restricted Holder's Family Members or an executive officer (as defined in Rule 3b-7 of the General Rules and Regulations under the Exchange Act, as in effect on June 7, 1995) of the Corporation or any wholly owned subsidiary of the Corporation;

        (3) A trust (other than a voting trust), or the trustee or trustees of such trust solely in their capacities as trustees of such trust, solely for the benefit of such Restricted Holder or one or more of such Restricted Holder's Permitted Transferees described in any subclause of this clause (a) other than subclause (2) or this subclause (3);

        (4) A corporation of which a majority of the outstanding shares of capital stock entitled to vote generally for the election of directors is beneficially owned by and under the control of, or a partnership of which a majority of the partnership interests entitled to participate in the management of the partnership are beneficially owned by and under the control of, such Restricted Holder or his or her Permitted Transferees described in any subclause of this clause (a) other than this subclause

        (5) If the Restricted Holder is deceased, bankrupt or insolvent, the estate of such Restricted Holder; and

        (6) A corporation, trust, partnership or financial institution which shall hold any Merger Securities in a custodial or nominee arrangement.

         b. the following persons shall be entitled to have the "Permitted Transferees" indicated:

         (1) In the case of any corporation or limited liability company that is a Restricted Holder, "Permitted Transferee" means (x) any Person with economic ownership of any of the outstanding shares of capital stock entitled to vote generally for the election of directors of such corporation or limited liability company, as the case may be, as of the Effective Date, and the Permitted Transferees of such

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

         person, or (y) any entity which is more than 90% owned by such corporation or limited liability company.

         (2) In the case of any partnership which is a Restricted Holder and which is dissolved or liquidated, "Permitted Transferee" means (x) each of the partners of such partnership as of the Effective Date, and (y) the Permitted Transferees of such partners.

         (3) In the case of any other corporation or partnership, "Permitted Transferee" means (x) with respect to each share of Merger Securities so transferred to such corporation or partnership in a Permitted Transfer, the transferor in such Permitted Transfer and any Permitted Transferee of such transferor, and (y) with respect to each Subsequent Merger Share held by such corporation or partnership, any person who is a Permitted Transferee with respect to the share of Merger Securities in respect of which such Subsequent Merger Share was issued.

         (4) In the case of a revocable trust which is a Restricted Holder, "Permitted Transferee" means (x) with respect to shares of Merger Securities held by such trust as a Restricted Holder, the settlor of such trust and Permitted Transferees of such settlor and the beneficiaries of such trust as of the Effective Date and Permitted Transferees of such beneficiaries, and (y) with respect to each share of Merger Securities transferred to such trust in a Permitted Transfer, any person who transferred such share of Merger Securities to such trust and any Permitted Transferee of any such transferor, and (z) with respect to each Subsequent Merger Share, any person who is a Permitted Transferee with respect to the share of Merger Securities in respect of which such Subsequent Merger Share was issued.

         (5) In the case of a trust (other than a voting trust) which was irrevocable on the Effective Date, "Permitted Transferee" means with respect to shares of Merger Securities held by such trust as a Restricted Holder and with respect to each share of Merger Securities transferred to such trust in a Permitted Transfer and with respect to each Subsequent Merger Share, any person to whom or for whose benefit principal may be distributed either during or at the end of the term of

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

         such trust whether by power of appointment or otherwise.

         (6) In the case of a voting trust or any other trust (other than a trust described in paragraph (4) or (5) above), "Permitted Transferee" means (x) with respect to each share of Merger Securities transferred to such trust in a Permitted Transfer, any person who transferred such share of Merger Securities to such trust and any Permitted Transferee of any such transferor, and (y) with respect to each Subsequent Merger Share any person who is a Permitted Transferee with respect to the share of Merger Securities in respect of which such Subsequent Merger Share was issued.

         (7) In the case of a holder of Merger Securities which is the estate of a deceased, bankrupt or insolvent Restricted Holder, "Permitted Transferee" means, with respect to each share of Merger Securities transferred to such estate in a Permitted Transfer and with respect to each Subsequent Merger Share, a Permitted Transferee of such deceased, bankrupt or insolvent Restricted Holder.

         (8) In the case of a corporation, trust, partnership or financial institution which is the holder of record of Merger Securities as nominee for the person who is the beneficial owner of such shares, "Permitted Transferee" means such beneficial owner and any Permitted Transferee of such beneficial owner.

     Section 2.  Pledges.  Notwithstanding anything to the contrary set forth
     ----------  -------
herein, any Restricted Holder may pledge his shares of Merger Securities to a pledgee pursuant to a bona fide pledge of such shares as collateral security for indebtedness (which indebtedness must be full recourse against the Restricted Holder) due to the pledgee, provided that such shares shall not be transferred to or registered in the name of the pledgee and shall remain subject to the provisions of this ARTICLE XIII. In the event of foreclosure or other similar action with respect to such shares by the pledgee, such pledged shares of Merger Securities may only be transferred to a Permitted Transferee of the pledgor.

     Section 3.  Definitions.  For purposes of this ARTICLE XIII of these By-
     ----------  -----------
Laws:

          a. The term "Controlling Number" means the minimum number of trustees, in the case of a trust, or members of a governing body, in the case of any other form of entity, whose affirmative vote is necessary to take any action on, or whose negative vote, abstention or failure to attend is sufficient to prevent any action with respect to the voting or disposition of shares of capital stock held by such entity.

         b. The term "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         c. The term "Subsequent Merger Share" means any share of Merger Securities issued by the Corporation to a Restricted Holder in respect of an existing share of Merger Securities held by such Restricted Holder.

         d. The term "Permitted Transfer" means a Transfer not for any value or consideration, including but not limited to, a Transfer by gift, by bequest, pursuant to the terms of a trust or the laws of descent or distribution, or by operation of law.

         e. The term "Transfer" includes, but is not limited to, any indirect or direct transfer, offer to sell, sale, assignment, grant of an option to acquire, pledge, or other disposition.

         f. The relationship of any person that is derived by or through legal adoption shall be considered a natural one.

         g. A minor for whom shares of Merger Securities are held pursuant to the Uniform Gifts to Minors Act, as in effect in any state, or any similar law, shall be considered a Restricted Holder.

         h. Unless otherwise specified, the term "Person" means both natural persons and legal entities.

         i. Each reference to a corporation shall include any corporation resulting from merger or consolidation, and each reference to a partnership shall include any successor partnership resulting solely from the death, bankruptcy or other withdrawal of a partner.

         j. The term "beneficial owner" has the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act, as in effect on April 1,

     1992 and the term "economic owner" has the meaning ascribed to the term "beneficial owner" in Rule 16a-1(a)(2) of the Exchange Act, as in effect on June 7, 1995.

     Section 4.  Legend on Stock Certificates.  The Corporation shall note on
     ----------  ----------------------------
the certificates for shares of Merger Securities issued upon transfer that the shares represented by such certificates are subject to the restrictions on transfer and registration of transfer imposed by this ARTICLE XIII.

     Section 5.  Termination of Restrictions on Transfers.  The provisions of
     ----------  ----------------------------------------
this ARTICLE XIII shall terminate in their entirety on the first anniversary of the Effective Date.


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